UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 29, 2007


                             EMPIRE RESOURCES, INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                     001-12127                    22-3136782
(State of Incorporation)       (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)

                                One Parker Plaza
                           Fort Lee, New Jersey 07024
          (Address of principal executive offices, including zip code)


                                 (201) 944-2200
              (Registrant's telephone number, including area code)


                                 Not applicable
             (Former name or address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

         On June 29, 2007, Empire Resources, Inc. entered into Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of June 13, 2006, among Empire Resources, Inc., each of the lenders that is a signatory thereto (the "Lenders"), and JPMorgan Chase Bank, N.A., as agent for the Lenders. The amendment permits Imbali Metals Bvba, a Belgian entity and wholly owned subsidiary of Empire Resources, Inc. ("Imbali"), to enter into a credit facility with Fortis Bank S.A./N.V., New York Branch, in which Imbali will be provided a EUR 10 million commitment available for loans and documentary letters of credit as evidenced by a Promissory Note. In connection with Amendment No. 1, Empire Resources, Inc. executed (i) Amendment No. 1, dated June 29, 2007, to the Security Agreement, dated as of June 13, 2006, among Empire Resources, Inc. and the other Grantors party to the Security Agreement in favor of JP Morgan Chase Bank, N.A., as the administrative agent for each of the Secured Parties, and
(ii) the Subordination Agreement among Fortis Bank, S.A./N.V., New York Branch, JPMorgan Chase Bank, N.A. and Empire Resources, Inc.

         After completion of Amendment No. 1, Imbali entered into a credit arrangement with Fortis that is (a) secured by a perfected security interest in all personal property and fixtures of Imbali, (b) unconditionally guaranteed by Empire Resources, Inc as evidenced by the Guarantee dated June 29, 2007 between Empire Resources, Inc. and Fortis Bank S.A./N.V., New York Branch, and (c) secured by a perfected security interest in Empire Resources, Inc. as evidenced by the Continuing Security Agreement dated June 29, 2007 between Empire Resources, Inc. and Fortis Bank S.A./N.V., New York Branch.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         The information from Item 1.01 above is incorporated by reference into this Item 2.03.



Item 9.01   Financial Statements and Exhibits

         (d) Exhibits

         10.1 Amendment No. 1 dated June 29, 2007 to Amended and Restated Credit Agreement dated as of June 13, 2006, among Empire Resources, Inc., each of the Lenders (as defined therein), and JPMorgan Chase Bank, N.A., as agent for the Lenders.



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
                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           EMPIRE RESOURCES, INC.

Date: July 6, 2007                         /s/ Sandra Kahn
                                           ----------------------------------
                                           Sandra Kahn
                                           Chief Financial Officer





















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
                                  EXHIBIT LIST

    EXHIBIT
    NUMBER                            EXHIBIT DESCRIPTION
----------------- --------------------------------------------------------------

10.1 Amendment No. 1 dated June 29, 2007 to Amended and Restated Credit Agreement dated as of June 13, 2006, among Empire Resources, Inc., each of the Lenders (as defined therein), and JPMorgan Chase Bank, N.A., as agent for the Lenders.



























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